Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q4 AND FULL YEAR FISCAL 2025 FINANCIAL RESULTS
Fiscal 2025 Net Sales up 17% compared to the prior year
GAAP EPS of $0.28, up from ($0.85)
Non-GAAP EPS of $1.90, up 53%

Fremont, Calif. – October 7, 2025 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today reported financial results for the fourth quarter and full year fiscal 2025.
Fiscal 2025 Highlights
•Net sales of $1.37 billion versus $1.17 billion in fiscal year 2024
•GAAP gross margin of 28.8%, down 30 basis points versus fiscal year 2024
•Non-GAAP gross margin of 31.0%, down 90 basis points versus fiscal year 2024
•GAAP diluted EPS of $0.28 versus $(0.85) in fiscal year 2024
•Non-GAAP diluted EPS of $1.90 versus $1.25 in fiscal year 2024
Fourth Quarter Fiscal 2025 Highlights
•Net sales of $338 million, up 9% versus the year-ago quarter
•GAAP gross margin of 28.6%, up 60 basis points versus the year-ago quarter
•Non-GAAP gross margin of 30.9%, for the current and year-ago quarters
•GAAP diluted EPS of $0.11 versus $(0.46) in the year-ago quarter
•Non-GAAP diluted EPS of $0.43 versus $0.37 in the year-ago quarter

"Fiscal 2025 was a year of strong execution and meaningful progress in our transformation from a holding company structure to an enterprise AI infrastructure solutions company," said Mark Adams, CEO of Penguin Solutions. "Our results highlight the momentum in our core businesses and our position as an emerging leader in designing, building, deploying and managing enterprise AI implementations."

Common Stock Repurchase Authorization

On October 6, 2025, the Audit Committee of the Board of Directors approved a $75 million common stock repurchase authorization, bringing total stock repurchase authorizations over the last four years to $225 million. Under the stock repurchase authorization, the Company may repurchase shares of its outstanding common stock from time to time through open market purchases, privately-negotiated transactions or otherwise. The stock repurchase authorization has no expiration date, may be suspended or terminated by the Audit Committee at any time and does not obligate the Company to acquire any amount of common stock.

Annual Financial Results

	GAAP (1)		Non-GAAP (2)
(in thousands, except per share amounts)	FY25	FY24	FY25	FY24
Net sales:
Advanced Computing	$648,417	$554,552	$648,417	$554,552
Integrated Memory	464,249	356,426	464,249	356,426
Optimized LED	256,128	259,818	256,128	259,818
Total net sales	$1,368,794	$1,170,796	$1,368,794	$1,170,796

Gross profit	$394,274	$340,776	$424,600	$373,981
Operating income	58,135	18,295	167,652	120,257
Net income (loss) attributable to Penguin Solutions	25,391	(44,324)	120,325	66,907
Diluted earnings (loss) per share	$0.28	$(0.85)	$1.90	$1.25
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q4-25	Q3-25	Q4-24	Q4-25	Q3-25	Q4-24
Net sales:
Advanced Computing	$138,336	$132,498	$149,355	$138,336	$132,498	$149,355
Integrated Memory	132,159	130,124	95,832	132,159	130,124	95,832
Optimized LED	67,427	61,629	65,961	67,427	61,629	65,961
Total net sales	$337,922	$324,251	$311,148	$337,922	$324,251	$311,148

Gross profit	$96,731	$95,083	$87,086	$104,317	$102,753	$96,007
Operating income (loss)	12,448	9,843	8,791	39,170	38,474	33,739
Net income (loss) attributable to Penguin Solutions	9,431	2,661	(24,547)	28,843	31,128	20,007
Diluted earnings (loss) per share	$0.11	$(0.01)	$(0.46)	$0.43	$0.47	$0.37
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of October 7, 2025, Penguin Solutions is providing the following financial outlook for fiscal year 2026:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	6% YoY Growth +/-10%	—		6% YoY Growth +/-10%
Gross margin	27.5% +/- 1%	2%	(A)	29.5% +/- 1%
Operating expenses	$312 million +/- $10 million	($57) million	(B)(C)	$255 million +/- $10 million
Diluted earnings per share	$0.89 +/- $0.25	$1.11	(A)(B)(C)(D)(E)	$2.00 +/- $0.25
Diluted shares	55 million	—		55 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	49
(C) Other adjustments	8
(D) Estimated income tax effects	(19)
(E) Estimated effect of allocation of earnings to participating securities	(7)
$61
Fourth Quarter and Full Year Fiscal 2025 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the fourth quarter and full year fiscal 2025 results and related matters today, October 7, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-404-975-4839 from international locations, using the access code 561265. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future net sales, sales mix and expenses; statements regarding Penguin Solutions’ strategic transformation, business momentum, and emerging leadership position; statements regarding long-term effective tax rates; statements regarding potential stock repurchases; and statements regarding the business and financial outlook for fiscal year 2026 described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments, growth trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics, tariffs or other factors; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. Domestication (as defined below) and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percent of our revenue; changes in customer demand and sales mix; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; potential sales of our common stock following the end of the lock-up period on the holder of our issued convertible preferred stock or the anticipation of such sales; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 30, 2024 filed prior to the U.S. Domestication by our predecessor Penguin Solutions Cayman (as defined below), as updated by the risk factors contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as stock-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names acquired in connection with business combinations); cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; restructuring charges; impairment of goodwill; changes in the fair value of contingent consideration; (gains) losses from changes in foreign currency exchange rates; amortization of debt issuance costs; (gain) loss on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation.

Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; stock-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
In the third quarter of fiscal 2025, for our non-GAAP reporting, we reduced our long-term projected non-GAAP effective tax rate from 28% to 25%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. This reduction was due to changes in the geographic earnings mix. This long-term non-GAAP effective tax rate is further reduced to 22% for fiscal 2026 as a result of the U.S. Domestication (as defined below) and may be subject to change thereafter for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.

Explanatory Note

Subsequent to the end of the third quarter, on June 30, 2025, we completed the redomiciliation of the parent company of our corporate group, Penguin Solutions (Cayman), Inc. (formerly known as Penguin Solutions, Inc.), a Cayman Islands exempted company (“Penguin Solutions Cayman”), from the Cayman Islands to the State of Delaware in the United States, resulting in Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”), becoming our publicly traded parent company (the “U.S. Domestication”). Penguin Solutions Delaware is the successor issuer to Penguin Solutions Cayman. The U.S. Domestication was approved by the shareholders of Penguin Solutions Cayman and effected via a court-sanctioned scheme of arrangement under Cayman Islands law, pursuant to which each ordinary share of Penguin Solutions Cayman was exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman was exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. Additional information about the U.S. Domestication was included in Penguin Solutions Cayman’s definitive proxy statement on Schedule 14A, filed with the SEC on April 2, 2025.

As used in this press release, unless stated otherwise or the context requires otherwise, the terms “Penguin Solutions,” “Company,” “we,” “our,” “us” or similar terms (i) for periods prior to the consummation of the U.S. Domestication, refer to Penguin Solutions Cayman and its consolidated subsidiaries and (ii) for periods at or after the consummation of the U.S. Domestication, refer to Penguin Solutions Delaware and its consolidated subsidiaries. Throughout this press release, we refer to our equity securities (i) for periods prior to the consummation of the U.S. Domestication, as ordinary shares and/or convertible preferred shares and (ii) for periods at or after the consummation of the U.S. Domestication, as shares of common stock and/or shares of convertible preferred stock.

About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our Advanced Computing, Integrated Memory, and Optimized LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 29, 2025	May 30, 2025	August 30, 2024	August 29, 2025	August 30, 2024
Net sales:
Advanced Computing	$138,336	$132,498	$149,355	$648,417	$554,552
Integrated Memory	132,159	130,124	95,832	464,249	356,426
Optimized LED	67,427	61,629	65,961	256,128	259,818
Total net sales	337,922	324,251	311,148	1,368,794	1,170,796
Cost of sales	241,191	229,168	224,062	974,520	830,020
Gross profit	96,731	95,083	87,086	394,274	340,776

Operating expenses:
Research and development	19,861	20,222	19,941	79,801	81,537
Selling, general and administrative	58,602	59,724	58,029	238,177	233,880
Impairment of goodwill	4,690	5,294	—	16,063	—
Other operating expense	1,130	—	325	2,098	7,064
Total operating expenses	84,283	85,240	78,295	336,139	322,481
Operating income	12,448	9,843	8,791	58,135	18,295

Non-operating (income) expense:
Interest expense, net	153	573	5,403	7,305	28,378
Other non-operating (income) expense	2,941	(1,439)	20,971	1,929	21,084
Total non-operating (income) expense	3,094	(866)	26,374	9,234	49,462
Income (loss) before taxes	9,354	10,709	(17,583)	48,901	(31,167)

Income tax provision (benefit)	(1,196)	7,259	6,209	20,066	10,618
Net income (loss) from continuing operations	10,550	3,450	(23,792)	28,835	(41,785)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss)	10,550	3,450	(23,792)	28,835	(49,933)
Net income attributable to noncontrolling interest	1,119	789	755	3,444	2,539
Net income (loss) attributable to Penguin Solutions	9,431	2,661	(24,547)	25,391	(52,472)

Preferred stock dividends	3,034	3,033	—	8,667	—
Income available for distribution	6,397	(372)	(24,547)	16,724	(52,472)
Income allocated to participating securities	666	—	—	1,263	—
Net income (loss) available to common stockholders	$5,731	$(372)	$(24,547)	$15,461	$(52,472)

Basic earnings (loss) per share:
Continuing operations	$0.11	$(0.01)	$(0.46)	$0.28	$(0.85)
Discontinued operations	—	—	—	—	(0.15)
	$0.11	$(0.01)	$(0.46)	$0.28	$(1.00)

Diluted earnings (loss) per share:
Continuing operations	$0.11	$(0.01)	$(0.46)	$0.28	$(0.85)
Discontinued operations	—	—	—	—	(0.15)
	$0.11	$(0.01)	$(0.46)	$0.28	$(1.00)

Shares used in per share calculations:
Basic	52,553	53,130	53,071	53,154	52,428
Diluted	54,371	53,738	53,071	54,368	52,428

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Year Ended
	August 29, 2025	May 30, 2025	August 30, 2024	August 29, 2025	August 30, 2024
GAAP gross profit	$96,731	$95,083	$87,086	$394,274	$340,776
Stock-based compensation expense	1,324	1,393	1,847	6,136	7,113
Amortization of acquisition-related intangibles	5,920	5,908	5,909	23,644	23,656
Cost of sales-related restructuring	342	369	865	746	2,136
Other	—	—	300	(200)	300
Non-GAAP gross profit	$104,317	$102,753	$96,007	$424,600	$373,981

GAAP gross margin	28.6%	29.3%	28.0%	28.8%	29.1%
Effect of adjustments	2.3%	2.4%	2.9%	2.2%	2.8%
Non-GAAP gross margin	30.9%	31.7%	30.9%	31.0%	31.9%

GAAP operating expenses	$84,283	$85,240	$78,295	$336,139	$322,481
Stock-based compensation expense	(6,490)	(8,858)	(8,512)	(35,040)	(36,047)
Amortization of acquisition-related intangibles	(1,885)	(2,531)	(3,838)	(11,194)	(15,616)
Diligence, acquisition and integration expense	(133)	(296)	(2,094)	(1,829)	(8,772)
Redomiciliation costs (1)	(2,734)	(3,702)	(470)	(10,038)	(470)
Impairment of goodwill	(4,690)	(5,294)	—	(16,063)	—
Restructuring charges	(1,130)	—	(325)	(2,098)	(7,064)
Other (1)	(2,074)	(280)	(788)	(2,929)	(788)
Non-GAAP operating expenses	$65,147	$64,279	$62,268	$256,948	$253,724

GAAP operating income	$12,448	$9,843	$8,791	$58,135	$18,295
Stock-based compensation expense	7,814	10,251	10,359	41,176	43,160
Amortization of acquisition-related intangibles	7,805	8,439	9,747	34,838	39,272
Cost of sales-related restructuring	342	369	865	746	2,136
Diligence, acquisition and integration expense	133	296	2,094	1,829	8,772
Redomiciliation costs (1)	2,734	3,702	470	10,038	470
Impairment of goodwill	4,690	5,294	—	16,063	—
Restructuring charges	1,130	—	325	2,098	7,064
Other (1)	2,074	280	1,088	2,729	1,088
Non-GAAP operating income	$39,170	$38,474	$33,739	$167,652	$120,257
(1) In the second quarter of fiscal 2025 we began breaking out costs related to the U.S. Domestication from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 29, 2025	May 30, 2025	August 30, 2024	August 29, 2025	August 30, 2024
GAAP net income (loss) attributable to Penguin Solutions	$9,431	$2,661	$(24,547)	$25,391	$(44,324)
Stock-based compensation expense	7,814	10,251	10,359	41,176	43,160
Amortization of acquisition-related intangibles	7,805	8,439	9,747	34,838	39,272
Cost of sales-related restructuring	342	369	865	746	2,136
Diligence, acquisition and integration expense	133	296	2,094	1,829	8,772
Redomiciliation costs (1)	2,734	3,702	470	10,038	470
Impairment of goodwill	4,690	5,294	—	16,063	—
Restructuring charges	1,130	—	325	2,098	7,064
Amortization of debt issuance costs	674	916	897	3,493	3,724
Loss (gain) on extinguishment or prepayment of debt	2,908	—	21,646	2,908	22,763
Foreign currency (gains) losses	287	(1,134)	(1,072)	205	(830)
Other (1)	2,074	280	1,088	2,729	1,088
Income tax effects (2)	(11,179)	54	(1,865)	(21,189)	(16,388)
Non-GAAP net income attributable to Penguin Solutions	28,843	31,128	20,007	120,325	66,907

Preferred stock dividends	3,034	3,033	—	8,667	—
Non-GAAP income available for distribution	25,809	28,095	20,007	111,658	66,907
Income allocated to participating securities	2,639	2,863	—	8,250	—
Non-GAAP net income available to common stockholders	$23,170	$25,232	$20,007	$103,408	$66,907

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,371	53,738	53,071	54,368	52,428
Adjustment for dilutive securities and capped calls	(838)	—	1,434	—	1,268
Non-GAAP weighted-average shares outstanding	53,533	53,738	54,505	54,368	53,696

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$0.11	$(0.01)	$(0.46)	$0.28	$(0.85)
Effect of adjustments	0.32	0.48	0.83	1.62	2.10
Non-GAAP diluted earnings per share	$0.43	$0.47	$0.37	$1.90	$1.25

Net income (loss) attributable to Penguin Solutions	$9,431	$2,661	$(24,547)	$25,391	$(44,324)
Interest expense, net	153	573	5,403	7,305	28,378
Income tax provision (benefit)	(1,196)	7,259	6,209	20,066	10,618
Depreciation expense and amortization of intangible assets	13,206	14,012	15,381	56,216	65,716
Stock-based compensation expense	7,814	10,251	10,359	41,176	43,160
Cost of sales-related restructuring	342	369	865	746	2,136
Diligence, acquisition and integration expense	133	296	2,094	1,829	8,772
Redomiciliation costs (1)	2,734	3,702	470	10,038	470
Impairment of goodwill	4,690	5,294	—	16,063	—
Restructuring charges	1,130	—	325	2,098	7,064
Loss on extinguishment of debt	2,908	—	21,646	2,908	22,763
Other (1)	2,074	280	1,088	2,729	1,088
Adjusted EBITDA	$43,419	$44,697	$39,293	$186,565	$145,841
(1) In the second quarter of fiscal 2025 we began breaking out costs related to the U.S. Domestication from “Other.” All periods presented have been adjusted to reflect this change.
(2) The three months and year ended August 29, 2025 includes ($8,249) as a one-time tax effect of the U.S. Domestication completed in the fourth quarter of fiscal 2025.

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	August 29, 2025	August 30, 2024
Assets
Cash and cash equivalents	$453,754	$383,147
Short-term investments	—	6,337
Accounts receivable, net	307,904	251,743
Inventories	255,182	151,213
Other current assets	47,387	75,264
Total current assets	1,064,227	867,704
Property and equipment, net	92,603	106,548
Operating lease right-of-use assets	58,847	60,349
Intangible assets, net	87,754	121,454
Goodwill	145,895	161,958
Deferred tax assets	99,107	85,078
Other noncurrent assets	68,767	71,415
Total assets	$1,617,200	$1,474,506

Liabilities, Temporary Equity and Stockholders' Equity
Accounts payable and accrued expenses	$318,761	$219,090
Current debt	19,945	—
Deferred revenue	73,893	63,954
Other current liabilities	61,300	44,552
Total current liabilities	473,899	327,596
Long-term debt	441,893	657,347
Noncurrent operating lease liabilities	62,736	60,542
Other noncurrent liabilities	30,445	29,813
Total liabilities	1,008,973	1,075,298

Commitments and contingencies

Temporary equity
Preferred stock, $0.03 par value; authorized 30,000 shares; 200 shares of convertible preferred stock issued and outstanding as of August 29, 2025, redemption amount of $200,500; no shares issued or outstanding as of August 30, 2024	202,710	—

Penguin Solutions stockholders’ equity:
Common stock	1,883	1,807
Additional paid-in capital	551,712	513,335
Retained earnings	46,709	29,985
Treasury stock	(206,076)	(153,756)
Accumulated other comprehensive income	18	10
Total Penguin Solutions stockholders’ equity	394,246	391,381
Noncontrolling interest in subsidiary	11,271	7,827
Total stockholders' equity	405,517	399,208
Total liabilities, temporary equity and stockholders' equity	$1,617,200	$1,474,506

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 29, 2025	May 30, 2025	August 30, 2024	August 29, 2025	August 30, 2024
Cash flows from operating activities
Net income (loss)	$10,550	$3,450	$(23,792)	$28,835	$(49,933)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss) from continuing operations	10,550	3,450	(23,792)	28,835	(41,785)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	13,206	14,012	15,381	56,216	65,716
Amortization of debt issuance costs	673	917	897	3,493	3,724
Stock-based compensation expense	7,814	10,251	10,359	41,176	43,160
Impairment of goodwill	4,690	5,294	—	16,063	—
Loss on extinguishment debt	2,908	—	21,646	2,908	22,763
Deferred income taxes, net	(15,234)	959	(7,396)	(14,112)	(11,042)
Other	177	(1,042)	83	(2,293)	(2,689)
Changes in operating assets and liabilities:
Accounts receivable	(15,400)	37,880	(39,901)	(56,160)	(32,495)
Inventories	(70,834)	15,389	26,086	(101,610)	23,765
Other assets	(6,088)	(1,979)	14,801	7,653	9,098
Accounts payable and accrued expenses and other liabilities	(2,894)	11,788	(30,320)	131,014	54,306
Payment of acquisition-related contingent consideration	—	—	—	—	(29,000)
Net cash provided by (used for) operating activities from continuing operations	(70,432)	96,919	(12,156)	113,183	105,521
Net cash used for operating activities from discontinued operations	—	(4,099)	—	(4,099)	(28,336)
Net cash provided by (used for) operating activities	(70,432)	92,820	(12,156)	109,084	77,185

Cash flows from investing activities
Capital expenditures and deposits on equipment	(2,925)	(1,916)	(5,795)	(9,012)	(19,424)
Proceeds from sales and maturities of investment securities	38,876	12,650	7,525	66,361	39,395
Purchases of held-to-maturity investment securities	(12,939)	(12,733)	—	(59,066)	(19,503)
Purchases of non-marketable investments	—	—	(10,000)	—	(11,000)
Other	(645)	(474)	(8)	(1,660)	(1,272)
Net cash provided by (used for) investing activities from continuing operations	22,367	(2,473)	(8,278)	(3,377)	(11,804)
Net cash provided by investing activities from discontinued operations	—	28,350	—	28,350	119,389
Net cash provided by (used for) investing activities	$22,367	$25,877	$(8,278)	$24,973	$107,585

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 29, 2025	May 30, 2025	August 30, 2024	August 29, 2025	August 30, 2024
Cash flows from financing activities
Proceeds from issuance of convertible preferred stock, net of issuance costs	$—	$—	$—	$191,182	$—
Repayments of debt	(300,015)	—	(224,703)	(300,015)	(351,337)
Payment of acquisition-related contingent consideration	—	—	—	—	(21,000)
Payments to acquire common stock	(3,080)	(31,645)	(3,318)	(52,320)	(21,309)
Payment of preferred stock cash dividends	(2,760)	(2,867)	—	(7,860)	—
Net cash paid for settlement and purchase of capped calls	—	—	(16,300)	—	(16,300)
Distribution to noncontrolling interest	—	—	—	—	(1,470)
Proceeds from debt	—	—	192,694	—	192,694
Proceeds from issuance of common stock	1,058	4,004	1,745	8,804	9,809
Proceeds from borrowing under line of credit	100,000	—	—	100,000	—
Other	(3,255)	—	2	(3,255)	(582)
Net cash used for financing activities from continuing operations	(208,052)	(30,508)	(49,880)	(63,464)	(209,495)
Net cash used for financing activities from discontinued operations	—	—	—	—	(606)
Net cash used for financing activities	(208,052)	(30,508)	(49,880)	(63,464)	(210,101)

Effect of changes in currency exchange rates	—	—	—	—	(1,256)
Net increase (decrease) in cash, cash equivalents and restricted cash	(256,117)	88,189	(70,314)	70,593	(26,587)
Cash, cash equivalents and restricted cash at beginning of period	710,187	621,998	453,791	383,477	410,064
Cash, cash equivalents and restricted cash at end of period	$454,070	$710,187	$383,477	$454,070	$383,477

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Corporate Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com